UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 5, 2004

Doane Pet Care Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-27818	43-1350515
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification No.)

210 Westwood Place South,
Suite 400
Brentwood, TN	37027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 373-7774

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations.
Item 1.01. Material Definitive Agreement.

     On November 5, 2004, we entered into a new credit agreement with a syndicate of institutional investors, as lenders, and Credit Suisse First Boston, as administrative agent. The new credit agreement is described in Item 2.03 of this report and is incorporated by reference into this Item 1.01.

Section 2—Financial Information.
Item 2.02. Results of Operation and Financial Condition.

     On November 11, 2004, we issued a press release with respect to our quarterly earnings for the third quarter and first nine months of fiscal 2004. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

     In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03. Creation of a Direct Financial Obligation.

     On November 5, 2004, we entered into a new senior credit facility with a syndicate of institutional investors, as lenders, and Credit Suisse First Boston, as administrative agent. The new senior credit facility provides for total commitments of $230.0 million, consisting of a $195.0 million term loan facility and a $35.0 million revolving credit facility with a $20.0 million sub-limit for issuance of letters of credit. The term loan facility bears interest, at our option, of adjusted LIBOR plus 4.00%, or ABR, as defined in the new senior credit facility agreement, plus 3.00%. The revolving credit facility bears interest, at our option, of adjusted LIBOR plus 4.50% or ABR plus 3.50%. We will pay principal payments on the term loan facility of 1% of the initial principal amount per year, payable in equal quarterly installments. The new senior credit facility matures on the earlier of November 5, 2009, or 91 days prior to the maturity of our senior subordinated notes, as amended, extended or refinanced, unless terminated sooner upon an event of default. Payments under the new senior credit facility may be accelerated in the event of a default, as defined in the credit agreement, that is not otherwise waived or cured.

Section 7—Regulation FD
Item 7.01. Regulation FD Disclosure.

     On November 5, 2004, we issued a press release with respect to our new senior credit facility. The press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

     In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9—Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release Dated November 11, 2004

99.2	Press Release Dated November 5, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOANE PET CARE COMPANY
By:	/s/ PHILIP K. WOODLIEF
Philip K. Woodlief
Vice President, Finance and Chief Financial Officer

	By:	/s/ STEPHEN P. HAVALA
Stephen P. Havala
Date: November 12, 2004		Corporate Controller and Principal Accounting Officer

EXHIBIT INDEX

Exhibit
Index	Description
99.1	Press Release Dated November 11, 2004

99.2	Press Release Dated November 5, 2004